securelogic™

*Presented to*

*Merriman Curhan Ford & Co.*

*June 2006*

# *Safe Harbor Statement*

**Actual results, performance, or developments could differ materially from those expressed or implied by the forward-looking statements contained in this presentation as a result of known and unknown risks, uncertainties, and other factors including those identified in the Company's periodic filings with the Securities and Exchange Commission.**

securelogic

# SecureLogic Overview

- Provider of software & control products for management, control & monitoring of complex security screening operations
- Headquartered in the U.S., with a subsidiary in Israel
  - ~ 25 employees
- SecureLogic team - 25 years experience in:
  - Design and supply of automated material & baggage handling projects
  - Develop control software (SW) products
  - Screening technologies & operational expertise
- Late 90 - The integration dilemma leads to iScreen
- The iScreen suite,
  - To make screening of persons, baggage, packages & cargo more efficient & secure
  - Patent pending – "Objects in Transit"
- Single-source contract with the TSA initiated in August 2005

# Key Management

- **Gary Koren, Co-founder & CEO**
  - *Pioneer and expert in the Materials Handling*
  - *Company Founder and technology visionary*
- **Rear Admiral (Ret.) Cathal L. "Irish" Flynn, Director and Consultant**
  - *Commander special operations units -- US Navy*
  - *Deputy Assistant Secretary of Defense for Special Operations*
  - *Associate Administrator for Civil Aviation Security in the FAA – 1993-2000*
  - *Lifetime Award for Service for Aviation Security*
- **Shalom Dolev, VP Security Systems**
  - *Head of counter-terrorism & sabotage branch of the Israeli Security Agency*
  - *Recognized technical leader in screening systems development (US + ROW)*
  - *Testing & evaluation of Explosives Detection Systems for FAA, ECAC, ISA*
- ***Michael Klein, VP Automated Systems***
  - *An expert in the area of automated Baggage & Material Handling*
  - *Extensive contacts with major industry players*
- ***Norman H. Wood, North America Manager***
  - *Top sales and marketing position in the area of security screening at EG&G Astro Physics/Perkins Elmer; CEIA-USA;*
  - *COO of ITS Inc. an airline services company, managing the worldwide operation of a $100 million dollar company with over 8,000 employees across the world*
  - *Extensive contacts with major industry players*

# *Unique Combination = Success*

- **In-depth baggage handling and explosives detection know-how:**
  - **The only company that combines BHS and Screening expertise**
  - **Legacy technology installed at Ben Gurion Airport, Israel**

- **Israeli experience coupled with SecureLogic unique know-how:**
  - **To enable large scale deployment of screening operations**
  - **Ability to adapt to changing regulations/ environment**
  - **Threat response ability**
    - **To adapt to changing threats**
    - **To manage localized threats in a complex system**

# *iScreen Product Line*

- iScreen-Line [1]
- iScreen-Node [1]
- iScreen-Border [1]
- iScreen-Test [1]
- iScreen-Checkpoint [2]
- iScreen-Cargo (Air; Sea; Land) [2]
- iScreen-Manager [2]
- EBLogic [2]

[1] – ready for site adaptation

[2]– further development required

# iScreen Target Market

## Estimated US Market approximately $1.2 Billion

| | Estimated Units Required | Target Price /Unit | Total Estimated Market |
|---|---|---|---|
| iScreen-Line: | 600 | $900K | $540 m |
| iScreen-Node: | 750 | $400K | $300 m |
| iScreen-Checkpoint: | 700 | $400K | $280 m |
| iScreen-Manager: | 250 | $200K | $50 m |

- **Maintenance fee** — **15%-20% of all software sales annually**
- **Operational support fee** — **5%-10% of all software sales annually**

securelogic

# Building Momentum

- **1998** Began development of iScreen™ Product Suite
- **2000-2003** Generated average annual sales $5.3M
- **2004**
  - Installed BHS, including iScreen controls, at Ben Gurion Airport, Israel
  - Awarded first contract at an EU Airport
- **2005-2006**

  ***May 05:*** Merger with Monterey Bay Tech Inc. Raised $5.4 million
  - **Initiated TSA pilot program of iScreen software at U.S. airport**
  - Awarded second contract at the EU airport
  - Appointed North America manager of Sales and Marketing
  - Appointed European manager of Sales and Marketing
  - Appointed McBee consulting
- **Notes:**
  1. On 2004-2005 the company transformed its activities to focus on Security. During these years the company faced a large revenues drop.
  2. Current Backlog $1.5 M

# *iScreen Presentation*

securelogic

# SecureLogic

The only software solution for the management and control of airport screening equipment, information systems and staff


In-Lobby Checked Baggage Screening
In-Line Checked Baggage Screening

# *iScreen-Node System Layout*


EDS
ETD
Current Status
Referred To EDS
Instruction / Action
Setup
Perform EDS Scan
Done
Suspend

secure**logic**

# The Baggage Screening Problem

- 100% Baggage screening mandated by government
- "High" and "Low" priority bags treated identically
- Peak travel periods and security alerts create poorly managed spikes in baggage volume
- No monitoring
- No audit trail
- Claims for damages and delays
- High cost of space and labor
- Inconvenience to passengers

securelogic

# *Problem Solved: The iScreen Suite*

**First and only software solution for the control, monitoring, and management of complex security screening operations**

- Software for each phase of aviation security screening
- Integrates screening equipment, information systems and staff to address urgent security needs
- Leverages massive investment in existing screening equipment
  - Complimentary to equipment and networking software manufactured by **GE, L-3 Communications and others**
  - Maximizes equipment utilization and throughput
- Reduces required screening equipment, space, labor, and deployment cost

securelogic

# *iScreen Features*

- Discrete screening process for each bag
- Real-time adaptation to emerging security threats
- Enables protocol changes in response to changing threats
- Interconnectivity with airport, carrier and external databases
- Built-in load analysis and queue optimization
- Controls “Search Area” activities – Monitor, Audit trail
- Complements CAPPS (Secure Flight); Registered Traveler

securelogic

# *The Business*

# *Reducing Massive Cost of Screening – US Market*

- Average Annual Spending on Checked Baggage Screening 2002-2005:
  - $3.4 billion on operations
  - $1.2 billion on screening technologies
- iScreen + Automation will:
  - reduce operational cost / workforce
  - Free up valuable terminal lobby space
  - upgrade passengers' service
  - Improve detection quality
- Past financing evolution
- Options for future financing of new projects – under review
- Checkpoints and Cargo - next

# Potential Customers

**USA Aviation**

- **TSA**
  - iScreen-Node
  - iScreen-Checkpoint
  - iScreen-Test
- **Airports**
  - iScreen-Line
  - iScreen-Test

# *Establishing Foothold in European/ROW Market*

- A newly built terminal in an EU airport
  - Awarded second contract for the optimization of an in-line screening system
  - Direct to airport contract of a full deployment of iScreen system
- Strategic cooperation with GILARDONI (Italy)
- Top position in the Israeli market:
  - Next HBS systems
  - Border crossings
- More projects and strategic alliances are being discussed

# *Partnership with ARINC*

## Collaborating with ARINC to market and expand iScreen product line for in-lobby and checkpoint screening

- ARINC is the established leader in large-scale communications engineering and software solutions for aviation, airports, defense, government and transportation
  - **40%** U.S. airport market share
  - **25%** global airport market share
- **$1.6 million** in funding from Binational (U.S. & Israel) Industrial Research and Development (BIRD) Foundation for joint project to develop checkpoint screening solutions
- ARINC providing support to SecureLogic for TSA pilot program

securelogic

# Next Steps

- **Execute TSA pilot and obtain follow-on business**
- **Build out  sales, marketing and lobbying capabilities**
  - **Norm Wood - North American Manager**
  - **Robert Falk – European Manager of Sales & Marketing**
  - **McBee Strategic Consulting**
- **Drive direct sales to US and European airports**
  - Currently in discussions with various airports regarding direct sales of iScreen
  - Additional applications pilot/penetration projects
  - Negotiating systems for EU airport
- **Cultivate additional strategic alliances**
  - **Discussions in progress**
- **Expand and upgrade product suite :**
  - iScreen-Checkpoint
  - iScreen-Cargo (Air; Sea; Land)
  - iScreen-Manager
  - EBLogic

***Become Industry Standard***

securelogic

# *Conclusion*

- **First to market**
- **Leading edge technology**
- **Unique, combined expertise in:**
  - Automated baggage handling
  - Screening technology
- **High margin software products for large market opportunity**
- **Single-source contract with TSA**
- **Contract for in-line project in EU**
- **Opportunity to become industry standard**

# Thank You